Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder Municipal Bond Fund, Scudder Short Duration Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Emerging Markets Debt Fund, Scudder Fixed Income Fund, Scudder Short-Term Municipal Bond Fund, Scudder High Income Plus Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                              /s/Richard T. Hale

                                               Richard T. Hale
                                               Chief Executive Officer
                                               Scudder Municipal Bond Fund,
                                               Scudder Short Duration Fund,
                                               Scudder International Select
                                               Equity Fund, Scudder European
                                               Equity Fund, Scudder Emerging
                                               Markets Debt Fund, Scudder
                                               Fixed Income Fund, Scudder
                                               Short-Term Municipal Bond
                                               Fund, Scudder High Income Plus
                                               Fund, a series of Scudder MG
                                               Investment Trust

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Municipal Bond Fund, Scudder Short Duration Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Emerging Markets Debt Fund, Scudder Fixed Income Fund, Scudder Short-Term Municipal Bond Fund, Scudder High Income Plus Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                            /s/Charles A. Rizzo

                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Scudder Municipal Bond Fund,
                                             Scudder Short Duration Fund,
                                             Scudder International Select
                                             Equity Fund, Scudder European
                                             Equity Fund, Scudder Emerging
                                             Markets Debt Fund, Scudder
                                             Fixed Income Fund, Scudder
                                             Short-Term Municipal Bond
                                             Fund, Scudder High Income Plus
                                             Fund, a series of Scudder MG
                                             Investment Trust